UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2013 (May 23, 2013)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Aircastle Limited (the “Company”) held its Annual General Meeting of Shareholders (the “AGM”), at which the matters set forth below, as further described in the Company’s definitive proxy statement on Schedule 14A dated April 12, 2013, were voted upon by holders of the Company’s common shares.

Holders of 62,545,025 common shares were present in person or by proxy at the AGM.

1. Appointment of Chairman of the AGM.	For	Against	Abstain
Ron Wainshal	62,545,025	0	0

2. Election of Class I Directors.	For	Withheld	Broker Non-Votes
Ronald W. Allen	35,190,012	18,533,950	8,821,063
Douglas A. Hacker	51,125,751	2,598,211	8,821,063
Ron Wainshal	53,171,478	552,484	8,821,063

4.	Appointment of Ernst & Young LLP as the independent registered public accounting firm for Aircastle Limited for fiscal year 2013, and to authorize the directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm’s fees.

For	Against	Abstain
49,858,419	11,568,899	1,117,707

5.	Advisory vote on compensation of named executive officers.

For	Against	Abstain	Broker Non-Votes
52,363,430	1,100,889	259,643	8,821,063

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: May 24, 2013

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